CRUMMY, DEL DEO, DOLAN,
GRIFFINGER & VECCHIONE
A Professional Corporation
One Riverfront Plaza
Newark, New Jersey 07102-5497
(201) 596-4500
Attorneys for Debtor and
Debtor-in-Possession
PD-9779

                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF NEW JERSEY


                                               :  Jointly Administered Under
In re:                                         :  Case No.: 94-28396
                                               :
ALLERION INC., a corporation                   :  Chapter 11
of the State of New Jersey,                    :
                                               :
                       Debtor.                 :
                                               :
                                               :
                                               :
                                               :
In re:                                         :
                                               :
ULTIMATE DATA SYSTEMS, INC., a                 :
corporation of the State                       :
of Connecticut,                                :
                                               :  HEARING DATE:  March 10, 1995
                       Debtor.                 :
                                               :
                                               :


          ORDER (1) APPROVING ASSET PURCHASE AGREEMENT BY AND BETWEEN ALLERION, INC. AND COMPUCOM SYSTEMS, INC. (2) AUTHORIZING, PURSUANT TO SECTION 363 OF THE BANKRUPTCY CODE, THE SALE OF THE DEBTOR'S ASSETS, AND (3) AUTHORIZING, PURSUANT TO SECTION 365 OF THE BANKRUPTCY CODE, THE ASSUMPTION AND ASSIGNMENT BY THE DEBTOR OF CERTAIN UNEXPIRED LEASES AND EXECUTORY CONTRACTS, AND (4) FIXING CURE AMOUNTS ON EXECUTORY CONTRACTS


     This matter coming on to be heard on the motion of Allerion Inc. ("Allerion"), debtor and debtor-in-possession herein ("Debtor"), pursuant to 11 U.S.C. ss. 363 for authority to sell assets free and clear of liens and for other relief (the "Motion") and upon the Court's order, as amended, dated February 21, 1995 (the "Scheduling Order") fixing the date, time and place of the hearing on the Motion (the "Hearing") and approving the form and manner of notice thereof; due notice of the Hearing having been given in accordance with the Scheduling Order, as evidenced by certificates of service filed with the Clerk of this Court; the Court having reviewed the Motion and its attachments, including without limitation, proposed forms of certain agreements to be entered into with CompuCom Systems, Inc., including the "Asset Purchase Agreement" introduced as an exhibit at the hearing; the Court having heard testimony and the statements of counsel for and/or the statements of various parties in interest, and having received other evidence, all with respect to the Motion; the Court having considered any and all other responses and objections to the Motion and having overruled the same; and the Court having concluded based upon the record of the Hearing that the Motion should be granted;

     NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED AS FOLLOWS:

     1. This Court has jurisdiction over this proceeding under 28 U.S.C. ss.ss. 1334 and 157(a). The Motion is a core proceeding under 28 U.S.C. ss. 157(b).

     2. Due and proper notice of the Motion has been given to all parties who are entitled to notice under the circumstances.

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


     3. Except as provided herein, all objections to the Motion and the entry of this Order are overruled. The Motion is granted and approved, and the transactions contemplated by the Asset Purchase Agreement are hereby authorized and approved.

     4. The purchase of the Acquired Assets (as defined in the Asset Purchase Agreement) by CompuCom Systems, Inc. or its assignees or designees (separately and collectively the "Buyer") and the sale thereof by Allerion, pursuant to this Order and the Asset Purchase Agreement (substantially in the form entered into evidence at the Hearing), is in good faith and is approved in all respects. The Debtor and the Buyer have complied in all respects with the bidding procedure set by the Court, and the sale of the Acquired Assets to the Buyer is fair and reasonable, the purchase price is adequate in all respects, and the sale is in the best interests of the estate. A valid business purpose exists for authorizing sale of the Acquired Assets and assumption and assignment of the Assumed Contracts and Assumed Leases (as defined).

     5. Pursuant to sections 363(b) and (f) of the Bankruptcy Code, the Debtor is authorized and directed to enter into the Asset Purchase Agreement, comply with all of its obligations and consummate the transactions contemplated under the Asset Purchase Agreement under the terms and conditions of the Asset Purchase Agreement and transfer and convey the Acquired Assets to the Buyer at Closing free and clear of all liens, encumbrances, claims (as "claim" is defined in Section

101(5) of the Bankruptcy Code), security interests, of whatever kind or nature, mortgages, pledges, restrictions, charges, instruments, licenses, encroachments, options, rights of recovery, judgments, orders and decrees of any court or foreign or domestic governmental entity, interest, products, tax (including foreign, state and local taxes), in each case of any kind or nature, whether secured or unsecured, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, contingent or non-contingent, material or non-material, known or unknown and including all claims based on any theory that Buyer is a successor, transferee or continuation of the Debtor or either of them (collectively "Liens" and each a "Lien"), whether arising prior to or subsequent to the date of the filing of the Chapter 11 petition of the Debtor except for Assumed Obligations (as defined in the Asset Purchase Agreement).

     6. Any Liens that encumber or purport to encumber the Acquired Assets shall be transferred to and attach to the proceeds of the sale under the Asset Purchase Agreement to the same extent and with the same force, validity, status and effect, if any, as they had against the Acquired Assets and subject to the further order of the Court. Except as otherwise provided in the Asset Purchase Agreement, all rights of either of the Debtor and their estates or any party in interest to seek avoidance of or challenge the validity, force, status, extent, and effect of Liens are hereby expressly reserved. All net proceeds of sale of the Acquired Assets shall be placed in escrow pending further Orders of the Court, provided, however, Allerion may use such proceeds to pay accrued payroll and unpaid operating expenses as of the Closing Date which are not assumed or paid by the Buyer.

     7. In the event that any Person or Entity (as those terms are defined in the Bankruptcy Code) which has filed statements or other documents or agreements evidencing Liens on or interests in the Acquired Assets (other than those securing Assumed Obligations) has not delivered to the Debtor prior to the Closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, release of liens and easements, and other documents for the purpose of documenting the release of all Liens, or other interests which such person or entity has with respect to the Acquired Assets, each of the Buyer and the Debtor are authorized and directed to execute and file such statements, instruments, releases, and other documents on behalf of the person or entity with respect to the Acquired Assets. Each such person or entity is hereby barred from asserting any claims on such Liens or other interests against the Buyer, its successors and assigns.

     8. Upon the Closing, the Buyer shall not be deemed to (i) be the successor of the Debtor, (ii) have, de facto or otherwise, merged with or into the Debtor, or (iii) be a mere continuation or substantial continuation of the Debtor or the enterprise of the Debtor.

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


     9. Except to the extent otherwise expressly provided in the Asset Purchase Agreement and this Order, at the Closing, the Buyer shall not assume, nor shall the Buyer be deemed to have assumed, any liability or obligation of the Debtor of any kind, character or description whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise and whether or not the same is required to be accrued on the financial statements of the holder of the liability or obligation.

     10. After the Closing, this Court shall be divested of jurisdiction of the Acquired Assets purchased by the Buyer, except, however, the Court shall retain jurisdiction to resolve any disputes which may arise in connection with the Asset Purchase Agreement or this Order, and to enforce the terms of the Asset Purchase Agreement and this Order.

     11. The Debtor is authorized and directed to execute, acknowledge, and deliver such corporate name change certificates, deeds, assignments, conveyances and other assurances, documents, and instruments of transfer and take such other action that may be reasonably necessary to perform the terms and provisions of the Asset Purchase Agreement and related agreements, and shall take any other action that may reasonably be requested by the Buyer for purposes of assigning, transferring, granting, conveying, and confirming to the Buyer, or reducing to possession, any or all of the Acquired Assets and to execute such nonmaterial amendments to the Asset Purchase Agreement as may be required to effectuate the letter and intent of such agreements and the consummation of the transactions authorized by this Order, all without further Order of the Court.

     12. Allerion is hereby authorized and directed to assume the unexpired leases or executory contracts identified in the Asset Purchase Agreement (the "Assumed Leases" and "Assumed Contracts"), to pay to the other party to such Assumed Leases or Assumed Contracts at Closing the amounts set forth on Exhibit A hereto as Cure Amounts in full and complete satisfaction of all amounts due or to become due to such parties to compensate such party for all actual pecuniary loss to such party, and to assign their rights and obligations under such Assumed Leases and Assumed Contracts to Buyer at Closing. Each of the Assumed Leases and Assumed Contracts are valid and existing contracts or leases, each constitutes an executory contract or unexpired lease under the Bankruptcy Code, and the Debtor has satisfied all requirements of the Bankruptcy Code necessary to assume and assign such contracts or leases to Buyer without the need for consent of the non-debtor parties to such contracts or leases. As of the Closing, any and all defaults under the Assumed Contracts and Assumed Leases shall be and are hereby determined to be cured in all respects upon payments to the non-debtor parties to such contracts or leases of the Cure Amounts. The non-debtor parties to such Assumed Contracts and Assumed Leases shall not assert a default or make any claim against Buyer based on any default by Debtor under such contracts or leases.

     13. From and after entry of this Order, the Debtor, creditors, parties to the Assumed Leases and Assumed Contracts, parties in interest, and each of them, shall not take or cause to be taken any action which would interfere with the transfer, assignment and conveyance of the Acquired Assets, the Assumed Leases or the Assumed Contracts to the Buyer in accordance with the terms of this Order.

     14. All persons or entities who are presently, or at the Closing are, in possession of any of the Acquired Assets are hereby directed to surrender possession of such Acquired Assets to the Buyer at the Closing.

     15. From and after the Closing, the Buyer shall have the right and authority, subject to the terms of the Asset Purchase Agreement, to collect for the account of the Buyer any sums which shall be due and payable on account of any of the Acquired Assets transferred or intended to be transferred to the Buyer at the Closing and to endorse with the name of Allerion any checks or drafts relating to the Acquired Assets which may be payable to the order of Allerion; provided, however, that the disposition of any such sums and any such checks shall be in accordance with the terms of the Asset Purchase Agreement.

     16. As of the Closing, all agreements of any kind whatsoever and all orders of this Court entered in this case prior to the date hereof shall be deemed amended and/or vacated to the extent required to permit the consummation of the transactions under the Asset Purchase Agreement. To the extent such other agreements or orders are inconsistent with this Order or the Asset Purchase Agreement, this Order and the Asset Purchase Agreement shall in all such cases govern.

     17. Neither the Buyer nor any secured creditor shall be liable for any transferee tax liability that arises or may arise by operation of law from the transfers and conveyances effected or authorized hereby, except to the extent any such liability constitutes an Assumed Obligation. The Debtor may execute and deliver whatever lawful agreements that are reasonably necessary and make whatever lawful arrangements that are reasonably required to assure the transfer and conveyance of the Acquired Assets free and clear of any claims by any governmental unit for taxes incurred as a consequence of the sale of any of the Acquired Assets under the terms of the Asset Purchase Agreement or to relieve the Buyer and any secured creditor of any claim for transferee liability with respect to such taxes.

     18. Pursuant to section 365(f) of the Bankruptcy Code, conditioned upon the Closing, all rights and obligations under the Assumed Leases and Assumed Contracts to the extent included in the Acquired Assets and identified in the Asset

Purchase Agreement, and set forth on Exhibit A hereto, shall be assumed by Allerion and assigned to the Buyer, without the execution of any further documents or instruments. Upon the Closing, Allerion shall have no further obligations under such Assumed Leases or Assumed Contracts set forth on Exhibit A pursuant to section 365(k) of the Bankruptcy Code.

     19. The provisions of this Order authorizing the Debtor to enter into the Asset Purchase Agreement, and authorizing and directing the transactions contemplated by said agreement shall be self-executing and neither the Debtor nor the Buyer shall be required to execute or file any releases, termination statements, assignments, consents, or other instruments in order to effectuate consummation of said agreement or to implement the foregoing provisions hereof except as provided in said agreement or in this Order. Notwithstanding the foregoing, the Debtor, the Buyer and all other parties are authorized and directed to take any and all actions necessary and appropriate to effectuate, consummate, and implement fully the transactions contemplated by said agreement and this Order.

     20. The Buyer is a purchaser in good faith of the Acquired Assets and is entitled to the protections afforded by section 363(m) of the Bankruptcy Code, and is an assignee in good faith of the Assumed Leases and Assumed Contracts.

     21. This Order is binding upon and inures to the benefit of any successors or assigns of the Debtor or the

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


Buyer, including any trustee appointed in this case or any subsequent case of the Debtor under chapter 7 of the Bankruptcy Code. No provision of this Order shall be modified, amended, revoked or terminated, whether under any plan of reorganization or otherwise, if such modification, amendment, revocation or termination is sought by any party receiving notice of the Motion.

     22. This Order is a final, appealable order.






DATED:  March 16th, 1995


                                                  /S/ WILLIAM F. TUOHEY
                                              -------------------------------
                                               HONORABLE WILLIAM F. TUOHEY
                                              United States Bankruptcy Judge

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